                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                   FORM 8-K



                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported)        November 17, 1997
                                                 -------------------------------


                        True North Communications Inc.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


                 1-5029                                   36-1088161
----------------------------------------       ---------------------------------
        (Commission File Number                (I.R.S. Employer Identification)



      101 East Erie Street, Chicago, IL                     60611-2897
----------------------------------------------     -----------------------------
   (Address of Principal Executive Offices)                 (Zip Code)


                                (312) 425-6500
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)



--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

          On November 17, 1997 the Registrant issued a release in the form attached to this Report as an Exhibit.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

Exhibit   Description
-------   -----------

99.1      Press release dated November 17, 1997



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRUE NORTH COMMUNICATIONS INC.



Date:  November 17, 1997        By:               /s/ John J. Rezich
                                      ------------------------------------------
                                                    John J. Rezich
                                              Vice President, Controller

                                      -2-